UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Credo Technology Group Holding Ltd
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CREDO
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VOTE

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Online

Go to **www.envisionreports.com/CRDO** or scan the QR code — login details are located in the shaded bar below.

Annual General Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Credo Technology Group Holding Ltd Annual General Meeting to be Held on October 17, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual general meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CRDO

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/CRDO**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 6, 2023 to facilitate timely delivery.

2 N O T   C O Y

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Annual General Meeting Notice

The 2023 Annual General Meeting of Credo Technology Group Holding Ltd will be held on Tuesday, October 17, 2023, at 1:00pm Pacific Daylight Time, both virtually via the internet at www.meetnow.global/MQV96L7 and in person at Credo Semiconductor Inc., 110 Rio Robles, San Jose, CA 95134. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees listed and 1 YEAR on Proposal 2 and FOR Proposal 3.:

1. Election of Class II Directors to serve until the 2026 Annual General Meeting:
   01 - Pantas Sutardja
   02 - David Zinsner
   03 - Sylvia Acevedo

2. To conduct an advisory (non-binding) vote on the frequency of holding an advisory shareholder vote on executive compensation.

3. Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm for Credo Technology Group Holding Ltd for the fiscal year ending April 30, 2024.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/CRDO**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Credo Technology Group Holding Ltd" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 6, 2023.